Waddell & Reed
                         Advisors
                         Bond
                         Fund, Inc.

                         ANNUAL
                         REPORT
                         ------------------
                         September 30, 2000

     CONTENTS

              3     Manager's Letter

              6     Performance Summary

              8     Portfolio Highlights

              9     Investments

             17     Statement of Assets and Liabilities

             18     Statements of Operations

             19     Statements of Changes in Net Assets

             20     Financial Highlights

             24     Notes to Financial Statements

             31     Independent Auditors' Report

             32     Income Tax Information

             34     Directors & Officers




















     This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Bond Fund. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the Waddell & Reed Advisors Bond Fund current prospectus and current Fund performance information.

     WADDELL & REED ADVISORS BOND FUND
     MANAGER'S LETTER
     SEPTEMBER 30, 2000
     ---------------------------------------------------------------------------

     Dear Shareholder,

     This report relates to the operation of the Waddell & Reed Advisors Bond Fund for the fiscal period ended September 30, 2000. The following graphs and tables provide you with information regarding the Fund's performance during the period, while the following discussion provides you with information regarding the Fund's performance during the twelve months ended September 30, 2000. The Fund's board of directors recently approved a change to the Fund's fiscal year-end from December 31 to September 30.

     Typically, the change in interest rates is the primary barometer for the performance of bond funds. Over the last 12 months, however, the Fund was most affected by the shape of the yield curve, the spread between corporate and mortgage-backed bonds, and the underlying, benchmark Treasury bond yield. During the year, short-term rates rose almost 1.50 percentage points, long-term rates barely moved, and the spread between mortgage-backed securities and corporate bonds to the Treasury rate was a roller coaster.

     Short-term rates rose, but long rates held steady, despite potential inflationary pressure. The fear of inflation, due to the economy's strength, prompted the Fed to raise short-term rates from 5.25 percent last October to its base rate of 6.5 percent today. This, however, did not affect longer-term Treasury rates. Usually long rates follow Fed-affected short rates, and usually the yield curve does not invert. The Treasury bond yield curve is the graphic representation of expected rates of return, for each maturity of bonds, from three-month Treasury bills to 30-year bonds. In the past century or so, rarely has the yield curve inverted, i.e. long-term rates drifting lower than short-term rates. This year it happened.

     It happened this year because long rates did not rise as the Fed might have expected. The U.S. Treasury bought back some of its long-term debt, and the U.S. dollar got stronger, calming inflation fears and luring foreign investment to the U.S. bond market. And finally, economic productivity seemingly offset inflation expectations.

     What did change -- and this is what caused mayhem in the bond markets, we feel - was that so-called bond spreads widened precipitously. In a normal environment where the Treasury bond yield curve is upward sloping, all other sorts of bonds (like bonds issued by corporations and mortgage-backed securities, which comprise about 60 percent and 25 percent, respectively, of the Fund's portfolio) are measured against a Treasury bond benchmark. But with the yield curve inverted and with some market participants feeling that long-term Treasuries were becoming extinct, the "other bonds' anchor" was lost. Concurrently, corporate bond spreads widened from a low of approximately 70 basis points in January 2000, to a high of approximately 140 basis points in April. Mortgage rates had similar upward movements during the year. When interest rates and spreads go up, bond prices and net asset value go down. These spread movements had the greatest marginal influence on the Fund's annual rate of return.

     Over the course of the year, we maintained our overweight positions -- relative to popular bond market indices -- in corporate bonds and remained underweight in U.S. Treasury securities. This limited the portfolio's gains from the Treasury rally that followed the Treasury's announced buy-back program. We felt, however, the costs associated with a sale of corporate bonds to purchase long-term Treasuries in the turbulent bond market would be counterproductive in the long term. For the long-term investor, we feel it wiser to maintain our higher yielding positions. We did maintain our put bond positions. Approximately 35 percent of the portfolio is in corporate put bonds, giving the portfolio the right to sell the bonds back to the issuer should interest rates rise above a certain level. And, although interest rates did not move sufficiently this year to trigger the protective elements of this strategy, we feel that it is wise to keep this corporate put bond position intact.

     The strategies and techniques we have employed resulted in the Fund underperforming, relative to its benchmark indices, over the last 12 months. The Fund's Class A shares declined 0.86 percent for the year, while the Lipper Corporate Debt Funds A-Rated Universe Average returned
     5.34 percent (which reflects the performance of the universe of funds with similar investment objectives), and the Salomon Brothers Broad Investment Grade Bond Index returned 6.92 percent for the year (which reflects the performance of securities that generally represent the bond market). As alluded to above, we feel this shortfall in Fund performance can be attributed primarily to the widening corporate bond spread and our underweighting in U.S. Treasury securities.

     We believe that the economy is finally slowing and, consequently, the Fed may be through tightening and indeed may be, in 2001, ready to ease rates. We also believe that the yield curve should return to its more normal, upwardly sloping shape, and that this should permit corporate and mortgage spreads to compress. Longer-term rates may rise a bit after declining to cyclical lows this past year. This rise may be caused by a slight increase in inflation and perhaps a decline in the value of the U.S. dollar, especially against the euro.

     Going forward, we believe that the longer-run implications of the government's economic policy will guide our markets, rather than the shorter-run implications of the Treasury buy-back program. As always, we will attempt to maintain the flexibility of the Waddell & Reed Advisors Bond Fund.

     Thank you for your continuing interest in the Fund and your ongoing confidence in our organization.

     Sincerely,

     James C. Cusser
     Manager, Waddell & Reed Advisors Bond Fund

     Comparison of Change in Value of $10,000 Investment
     +++++ Waddell & Reed Advisors Bond Fund, Class A Shares* -- $19,570
     ..... Salomon Brothers Broad Investment Grade Index -- $20,711
     ===== Lipper Corporate Debt Funds A-Rated Universe Average -- $19,659

                          Waddell & Reed                        Lipper
                                Advisors        Salomon      Corporate
                                    Bond       Brothers     Debt Funds
                                   Fund,          Broad        A-Rated
                                 Class A     Investment       Universe
                                  Shares    Grade Index        Average
                                  ------    -----------     ----------
     12/31/90Purchase              9,425         10,000         10,000
     12/31/91                     11,195         11,597         11,704
     12/31/92                     12,035         12,477         12,567
     12/31/93                     13,623         13,711         13,965
     12/31/94                     12,839         13,321         13,326
     12/31/95                     15,471         15,793         15,846
     12/31/96                     15,966         16,364         16,237
     12/31/97                     17,526         17,938         17,728
     12/31/98                     18,800         19,501         19,059
     12/31/99                     18,596         19,339         18,583
     9/30/00                      19,570         20,711         19,659

     *The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

     Average Annual Total Return+
     Period              Class A     Class B      Class C     Class Y
     ------              ---------------------------------------------

     Year Ended
       9/30/00           -0.86%      0.23%        4.11%         5.49%
     5 Years Ended
       9/30/00            4.58%       ---          ---          6.05%
     10 Years Ended
       9/30/00            7.41%       ---          ---           ---
     Since inception
       of Class++
       through 9/30/00      ---      0.84%        4.50%         6.13%

      +Performance data quoted represents past performance and is based on deduction of the maximum applicable sales load for each of the periods. Class A shares carry a maximum front-end sales load of 5.75%. Class B and Class C shares carry maximum contingent deferred sales charges of 5% and 1%, respectively. Total returns reflect share price appreciation, including reinvestment of all income and capital gains distributions. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
     ++9/9/99 for Class B andr Class C shares and 6/19/95 for Class Y shares
       (the date on which shares were first acquired by shareholders).

     Past performance is not predictive of future performance. Indexes are unmanaged.

     SHAREHOLDER SUMMARY
     ----------------------------------------------------------------------
     WADDELL & REED ADVISORS BOND FUND

     PORTFOLIO STRATEGY:
     Corporate and government        GOAL:   To seek a reasonable return
     bonds                                   with emphasis on preservation of
                                             capital.
     Maximum 10% non-debt
       securities                STRATEGY:   Invests primarily in domestic debt
                                             securities usually of investment
                                             grade.

                                  FOUNDED:   1964

             SCHEDULED DIVIDEND FREQUENCY:   MONTHLY

     PERFORMANCE SUMMARY -- Class A Shares

             PER SHARE DATA
     For the Fiscal Period Ended September 30, 2000
     --------------------------------------

     DIVIDENDS PAID                   $0.27
                                      =====

     NET ASSET VALUE ON
       09/30/00                       $6.01
       12/31/99                        5.97
                                     ------
     CHANGE PER SHARE                 $0.04
                                     ======

     Past performance is not necessarily an indication of future results.

     SHAREHOLDER SUMMARY OF BOND FUND
     AVERAGE ANNUAL TOTAL RETURN (1)
                              Class A                      Class B
                       -----------------------    -----------------------*
                           With      Without         With        Without
     Period           Sales Load(2) Sales Load(3)  CDSC(4)        CDSC(5)
     ------            ----------   ----------    -----------    ----------
      1-year period
       ended 9-30-00     -0.86%       5.19%           0.23%         4.19%
      5-year period
       ended 9-30-00     4.58%        5.82%            ---           ---
     10-year period
       ended 9-30-00     7.41%        8.05%            ---           ---
     Since inception
       of Class (6)       ---          ---            0.84%         4.58%

     (1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
     (2)Performance data is based on deduction of 5.75% sales load on the initial purchase in the periods.
     (3)Performance data does not take into account the sales load deducted on an initial purchase.
     (4)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 5.00% upon redemption at the end of the period.
     (5)Performance data does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
     (6)9/9/99 for Class B shares (the date on which shares were first acquired by shareholders).

     AVERAGE ANNUAL TOTAL RETURN (1)
                              Class C               Class Y(2)
                       -----------------------      ----------
                           With      Without
     Period               CDSC(3)     CDSC(4)
     ------            ----------   ----------
      1-year period
       ended 9-30-00     4.11%        4.11%           5.49%
      5-year period
       ended 9-30-00      ---          ---            6.05%
     10-year period
       ended 9-30-00      ---          ---             ---
     Since inception
       of Class (5)      4.50%        4.50%           6.13%

     (1)Performance data represents share price appreciation, including reinvestment of all income and capital gains distributions. Performance data represents past performance and is no guarantee of future results. Share price, investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
     (2)Performance data does not include the effect of sales charges, as Class Y shares are not subject to these charges.
     (3)Performance data reflects the effect of paying the applicable contingent deferred sales charge (CDSC) at a maximum of 1.00% which declines to zero at the end of the first year after investment. (Accordingly, these returns reflect no CDSC since it only applies to Class C shares held for twelve months or less.)
     (4)Performance date does not reflect the effect of paying the applicable CDSC upon redemption at the end of the period.
     (5)9/9/99 for Class C shares and 6/19/95 for Class Y shares (the date on which shares were first acquired by shareholders).

     PORTFOLIO HIGHLIGHTS

     On September 30, 2000, Waddell & Reed Advisors Bond Fund had net assets totaling $504,109,315 invested in a diversified portfolio of:

        94.90% Bonds
         5.10% Cash and Cash Equivalents

     As a shareholder of Waddell & Reed Advisors Bond Fund, for every $100 you had invested on September 30, 2000, your Fund owned:

     Bonds:
      Corporate                 $52.54
      U.S. Government            34.96
      Other Government            7.40
     Cash and Cash Equivalents    5.10

     THE INVESTMENTS OF WADDELL & REED ADVISORS BOND FUND
     SEPTEMBER 30, 2000

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES
     Chemicals and Allied Products - 2.10%
      Procter & Gamble Company (The),
        8.0%, 9-1-24 ..........................  $ 10,000    $10,589,000

     Communication - 4.95%
      BellSouth Capital Funding Corporation,
        7.875%, 2-15-30 .......................     1,875      1,934,156
      BellSouth Telecommunications, Inc.,
        5.85%, 11-15-45 .......................     3,000      2,995,710
      Cox Trust II,
        7.0%, 8-16-04 .........................     2,500      2,471,025
      Deutsche Telekom International Finance B.V.,
        8.25%, 6-15-30 ........................     4,000      4,104,520
      Jones Intercable, Inc.,
        9.625%, 3-15-02 .......................     2,500      2,571,375
      Koninklijke KPN N.V.:
        8.0%, 10-1-10 (A) .....................     2,000      2,012,500
        8.375%, 10-1-30 (A) ...................     1,000      1,010,000
      Tele-Communications, Inc.,
        8.35%, 2-15-05 ........................     7,500      7,836,900
        Total .................................               24,936,186

     Depository Institutions - 10.00%
      AmSouth Bancorporation,
        6.75%, 11-1-25 ........................     6,500      6,273,540
      Chevy Chase Savings Bank, F.S.B.,
        9.25%, 12-1-05 ........................     1,500      1,411,875
      First Union Corporation:
        6.824%, 8-1-26 ........................     7,500      7,313,325
        6.55%, 10-15-35 .......................     4,500      4,364,775
      ING Groep N.V.,
        5.5%, 5-11-05 (B) .....................  EUR4,000      3,516,880
      Kansallis-Osake-Pankki,
        10.0%, 5-1-02 .........................    $6,000      6,245,880
      NationsBank Corporation,
        8.57%, 11-15-24 .......................     5,000      5,353,400
      SouthTrust Bank of Alabama, National Association,
        7.69%, 5-15-25 ........................     9,750      9,881,333
      Sovereign Bancorp, Inc.,
        8.0%, 3-15-03 .........................     2,000      1,907,500
      Wachovia Corporation,
        6.605%, 10-1-25 .......................     4,250      4,140,307
        Total .................................               50,408,815


                  See Notes to Schedule of Investments on page 14.

     THE INVESTMENTS OF WADDELL & REED ADVISORS BOND FUND
     SEPTEMBER 30, 2000

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Electric, Gas and Sanitary Services - 6.10%
      California Infrastructure and Economic Development
        Bank, Special Purpose Trust:
        PG&E-1,
        6.42%, 9-25-08 ........................    $5,000     $4,912,850
        SCE-1,
        6.38%, 9-25-08 ........................     5,000      4,914,050
      Cleveland Electric Illuminating Co. (The),
        9.5%, 5-15-05 .........................     4,000      4,055,560
      Entergy Arkansas, Inc.,
        7.5%, 8-1-07 ..........................     3,750      3,699,113
      Korea Electric Power Corporation,
        6.375%, 12-1-03 .......................     2,500      2,417,525
      Niagara Mohawk Power Corporation,
        7.375%, 7-1-03 ........................     4,159      4,169,558
      TXU Eastern Funding Company,
        6.45%, 5-15-05 ........................     3,250      3,074,532
      Union Electric Co.,
        8.25%, 10-15-22 .......................     3,500      3,514,735
        Total .................................               30,757,923

     Electronic and Other Electric Equipment - 1.81%
      Motorola, Inc.,
        8.4%, 8-15-31 .........................     8,500      9,125,430

     Finance, Taxation and Monetary Policy - 0.48%
      Banco Nacional de Comercio Exterior, S.N.C.,
        7.25%, 2-2-04 .........................     2,500      2,420,000

     Food and Kindred Products - 2.17%
      Anheuser-Busch Companies, Inc.,
        7.0%, 9-1-05 ..........................     3,000      2,967,900
      Coca-Cola Enterprises Inc.,
        6.7%, 10-15-36 ........................     5,500      5,439,555
      Coca-Cola FEMSA, S.A. de C.V.,
        8.95%, 11-1-06 ........................     2,500      2,512,500
        Total .................................               10,919,955

     General Merchandise Stores - 1.10%
      Fred Meyer, Inc.,
        7.45%, 3-1-08 .........................     5,750      5,559,330

     Health Services - 1.28%
      HCA - The Healthcare Company,
        8.75%, 9-1-10 .........................     1,500      1,530,420
      Tenet Healthcare Corporation,
        7.875%, 1-15-03 .......................     5,000      4,937,500
        Total .................................                6,467,920


                  See Notes to Schedule of Investments on page 14.

     THE INVESTMENTS OF WADDELL & REED ADVISORS BOND FUND
     SEPTEMBER 30, 2000

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Holding and Other Investment Offices - 2.39%
      Bay Apartment Communities, Inc.,
        6.5%, 1-15-05 .........................    $3,000     $2,865,630
      GRUMA, S.A. de C.V.,
        7.625%, 10-15-07.......................     3,500      2,791,250
      NBD Bank, National Association,
        8.25%, 11-1-24 ........................     6,000      6,381,060
        Total .................................               12,037,940

     Industrial Machinery and Equipment - 1.17%
      Coltec Industries Inc.,
        7.5%, 4-15-08 .........................     2,500      2,423,225
      International Business Machines Corporation,
        5.375%, 3-31-05 (B) ...................  EUR4,000      3,491,018
        Total .................................                5,914,243

     Insurance Carriers - 0.01%
      Reliance Group Holdings, Inc.,
        9.0%, 11-15-00 ........................    $  150         48,000

     Nondepository Institutions - 8.39%
      Asset Securitization Corporation,
        7.49%, 4-14-29 ........................     6,000      6,106,260
      CHYPS CBO 1997-1 Ltd.,
        6.72%, 1-15-10 (A) ....................     8,500      7,964,755
      Equicon Loan Trust,
        7.3%, 2-18-13 .........................     4,240      4,224,404
      General Motors Acceptance Corporation:
        5.5%, 2-2-05 (B) ......................  EUR3,750      3,255,537
        8.875%, 6-1-10 ........................    $5,500      5,972,395
      IMC Home Equity Loan Trust,
        6.9%, 1-20-22 .........................     4,500      4,476,060
      Norse CBO, Ltd. and Norse CBO, Inc.,
        6.515%, 8-13-10 (A) ...................     3,750      3,500,137
      Residential Asset Securities Corporation,
        8.0%, 10-25-24 ........................     1,875      1,876,918
      Westinghouse Electric Corporation,
        8.875%, 6-14-14 .......................     4,500      4,921,335
        Total .................................               42,297,801

     Oil and Gas Extraction - 1.82%
      Mitchell Energy & Development Corp.,
        9.25%, 1-15-02 ........................       165        167,330
      Ocean Energy, Inc.,
        8.375%, 7-1-08 ........................     3,500      3,482,500


                  See Notes to Schedule of Investments on page 14.

     THE INVESTMENTS OF WADDELL & REED ADVISORS BOND FUND
     SEPTEMBER 30, 2000

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     Oil and Gas Extraction (Continued)
      Oryx Energy Company,
        10.0%, 4-1-01 .........................    $3,500     $3,540,600
      Pemex Finance Ltd.,
        5.72%, 11-15-03 .......................     2,031      1,971,206
        Total .................................                9,161,636

     Paper and Allied Products - 2.06%
      Canadian Pacific Forest Products Ltd.,
        9.25%, 6-15-02 ........................     4,500      4,586,355
      Champion International Corporation,
        6.4%, 2-15-26 .........................     6,100      5,825,500
        Total .................................               10,411,855

     Petroleum and Coal Products - 1.15%
      Pemex Finance Ltd. and Petroleos Mexicanos,
        9.03%, 2-15-11 (A) ....................     1,750      1,828,050
      YPF Sociedad Anoima,
        8.0%, 2-15-04 .........................     4,000      3,980,600
        Total .................................                5,808,650

     Printing and Publishing - 1.20%
      Quebecor Printing Capital Corporation,
        6.5%, 8-1-27 ..........................     6,500      6,052,150

     Railroad Transportation - 0.98%
      CSX Corporation,
        6.95%, 5-1-27 .........................     5,000      4,960,750

     Security and Commodity Brokers - 1.07%
      Salomon Inc.,
        3.65%, 2-14-02 ........................     5,000      5,373,450

     Stone, Clay and Glass Products - 1.70%
      Cemex, S.A. de C.V.,
        9.5%, 9-20-01 .........................     3,500      3,556,875
      Owens-Illinois, Inc.,
        7.15%, 5-15-05.........................     3,250      2,970,923
      USG Corporation,
        9.25%, 9-15-01 ........................     2,000      2,023,840
        Total .................................                8,551,638

     Transportation Equipment - 0.08%
      Federal-Mogul Corporation,
        7.75%, 7-1-06 .........................     1,000        390,000

     Transportation Services - 0.22%
      TOLLROAD INVESTMENT PARTNERSHIP
        SERIES II,
        0.0%, 2-15-09 (A) .....................     2,000      1,102,500
                  See Notes to Schedule of Investments on page 14.

     THE INVESTMENTS OF WADDELL & REED ADVISORS BOND FUND
     SEPTEMBER 30, 2000

                                                Principal
                                                Amount in
                                                Thousands        Value

     CORPORATE DEBT SECURITIES (Continued)
     United States Postal Service - 0.31%
      Postal Square Limited Partnership,
        6.5%, 6-15-22 .........................   $ 1,667     $1,578,865

     TOTAL CORPORATE DEBT SECURITIES - 52.54%               $264,874,037
      (Cost: $272,328,444)

     OTHER GOVERNMENT SECURITIES
     Canada - 5.80%
      Hydro-Quebec:
        8.05%, 7-7-24 .........................     9,000      9,577,890
        8.4%, 3-28-25 .........................     5,150      5,596,505
      Province de Quebec:
        5.67%, 2-27-26 ........................     9,200      9,144,708
        6.29%, 3-6-26 .........................     5,000      4,951,450
        Total .................................               29,270,553

     Korea - 0.50%
      Korea Development Bank (The),
        7.9%, 2-1-02 ..........................     2,500      2,510,150

     Supranational - 1.10%
      Inter-American Development Bank,
        8.4%, 9-1-09 ..........................     5,000      5,531,850

     TOTAL OTHER GOVERNMENT SECURITIES - 7.40%               $37,312,553
      (Cost: $36,500,082)

     UNITED STATES GOVERNMENT SECURITIES
      Federal Home Loan Mortgage Corporation:
        7.5%, 2-15-07 .........................     3,662      3,668,702
        6.5%, 9-25-18 .........................     2,000      1,945,000
        7.0%, 1-15-19 .........................     2,000      1,992,500
        7.5%, 4-15-19 .........................     9,285      9,293,239
        6.25%, 1-15-21 ........................    12,000     11,737,440
        6.5%, 8-15-28 .........................     1,950      1,856,371
        7.5%, 3-15-29 .........................     4,000      3,986,240
        7.5%, 9-15-29 .........................     1,616      1,581,081
        9.0%, 7-1-30 ..........................     6,799      7,049,889
      Federal National Mortgage Association:
        8.25%, 11-1-04 ........................     1,802      1,811,179
        7.0%, 7-25-06 .........................     5,308      5,286,156
        6.09%, 4-1-09 .........................     4,425      4,186,389
        0.0%, 2-12-18 .........................     4,500      1,374,390
        7.0%, 9-25-20 .........................     2,000      1,989,360
        6.5%, 8-25-21 .........................     2,500      2,431,250
        7.0%, 8-25-21 .........................    10,000      9,925,000
        7.0%, 6-1-24 ..........................     5,550      5,435,932
        6.0%, 12-1-28 .........................     6,257      5,842,167


                  See Notes to Schedule of Investments on page 14.

     THE INVESTMENTS OF WADDELL & REED ADVISORS BOND FUND
     SEPTEMBER 30, 2000

                                                Principal
                                                Amount in
                                                Thousands        Value

     UNITED STATES GOVERNMENT SECURITIES (Continued)
      Government National Mortgage Association:
        7.5%, 7-15-23 .........................   $ 2,498   $  2,511,328
        7.5%, 12-15-23 ........................     2,814      2,828,824
        8.0%, 9-15-25 .........................     3,834      3,920,525
        7.0%, 7-20-27 .........................       230        225,899
        7.0%, 9-20-27 .........................     3,692      3,618,971
        7.5%, 7-15-29 .........................     4,293      4,305,345
        7.75%, 10-15-31 .......................     1,952      1,977,067
      Tennessee Valley Authority,
        5.88%, 4-1-36 .........................     5,500      5,313,990
      United States Department of Veterans Affairs,
        Guaranteed Remic Pass-Through Certificates,
        Vendee Mortgage Trust:
        1998-1 Class 2-B,
        7.0%, 6-15-19 .........................       750        746,947
        1999-2 Class 1-B,
        6.5%, 7-15-19 .........................     5,500      5,345,285
        1999-2 Class 3-B,
        6.5%, 2-15-20 .........................     4,000      3,895,000
        2000-1 Class 2-C,
        7.25%, 11-15-21 .......................     2,250      2,226,780
        2000-2 Class 2-D,
        7.5%, 9-15-26 .........................     4,500      4,557,645
      United States Treasury:
        7.5%, 2-15-05 .........................    10,000     10,601,600
        6.5%, 8-15-05 .........................    14,750     15,121,110
        7.0%, 7-15-06 .........................     7,000      7,358,750
        11.25%, 2-15-15 .......................    10,250     15,237,240
        6.125%, 11-15-27 ......................     5,000      5,046,100

     TOTAL UNITED STATES GOVERNMENT
      SECURITIES - 34.96%                                   $176,230,691
      (Cost: $177,012,854)

     TOTAL SHORT-TERM SECURITIES - 1.75%                    $  8,813,000
      (Cost: $8,813,000)

     TOTAL INVESTMENT SECURITIES - 96.65%                   $487,230,281
      (Cost: $494,654,380)

     CASH AND OTHER ASSETS, NET OF LIABILITIES - 3.35%        16,879,034

     NET ASSETS - 100.00%                                   $504,109,315


                  See Notes to Schedule of Investments on page 14.

     THE INVESTMENTS OF WADDELL & REED ADVISORS BOND FUND
     SEPTEMBER 30, 2000

     Notes to Schedule of Investments

     (A) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2000, the value of these securities amounted to $17,417,942 or 3.46% of net assets.

     (B) Principal amounts are denominated in the indicated foreign currency, where applicable (EUR -- Euro).

     See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

     See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

     WADDELL & REED ADVISORS BOND FUND
     STATEMENT OF ASSETS AND LIABILITIES
     SEPTEMBER 30, 2000
     (In Thousands, Except for Per Share Amounts)
     Assets
      Investment securities -- at value
        (Notes 1 and 3) ...............................       $487,230
      Cash   ..........................................              1
      Receivables:
        Fund shares sold ..............................         14,678
        Dividends and interest ........................          6,679
      Prepaid insurance premium  ......................             16
                                                              --------
         Total assets  ................................        508,604
                                                              --------
     Liabilities
      Payable for investment securities purchased  ....          2,997
      Payable to Fund shareholders  ...................          1,233
      Accrued transfer agency and dividend
        disbursing (Note 2) ...........................             92
      Accrued service fee (Note 2)  ...................             90
      Accrued distribution fee (Note 2)  ..............             14
      Accrued management fee (Note 2)  ................             14
      Accrued accounting services fee (Note 2)  .......              6
      Other  ..........................................             49
                                                              --------
         Total liabilities  ...........................          4,495
                                                              --------
           Total net assets ...........................       $504,109
                                                              ========
     Net Assets
      $1.00 par value capital stock
        Capital stock .................................       $ 83,850
        Additional paid-in capital ....................        448,437
      Accumulated undistributed income (loss):
        Accumulated undistributed net investment income            433
        Accumulated undistributed net realized
         loss on investment transactions  .............        (21,175)
        Net unrealized depreciation in value of
         investments  .................................         (7,436)
                                                              --------
         Net assets applicable to outstanding
           units of capital ...........................       $504,109
                                                              ========
     Net asset value per share (net assets divided
      by shares outstanding)
      Class A  ........................................          $6.01
      Class B  ........................................          $6.01
      Class C  ........................................          $6.01
      Class Y  ........................................          $6.01
     Capital shares outstanding
      Class A  ........................................         81,961
      Class B  ........................................          1,130
      Class C  ........................................            230
      Class Y  ........................................            529
     Capital shares authorized ........................        240,000
                         See notes to financial statements.

     WADDELL & REED ADVISORS BOND FUND
     STATEMENT OF OPERATIONS
      (In Thousands)

                                               For the       For the
                                                fiscal     fiscal year
                                             period ended     ended
                                            September 30,  December 31,
                                                 2000          1999
                                            -------------  -----------
     Investment Income
      Interest and amortization (Note 1B) ..       25,888       35,757
                                                  -------      -------
      Expenses (Note 2):
        Investment management fee ..........        1,940        2,525
        Service fee:
         Class A ...........................          843        1,246
         Class B ...........................            8            1
         Class C ...........................            1          ---*
        Transfer agency and dividend disbursing:
         Class A ...........................          750        1,008
         Class B ...........................           10            1
         Class C ...........................            2          ---*
        Distribution fee:
         Class A ...........................           60           76
         Class B ...........................           24            2
         Class C ...........................            4          ---
        Accounting services fee ............           46           61
        Audit fees .........................           15           16
        Custodian fees .....................           12           17
        Legal fees .........................            3            5
        Shareholder servicing - Class Y ....            3            4
        Other ..............................           82          131
                                                  -------      -------
         Total expenses  ...................        3,803        5,093
                                                  -------      -------
           Net investment income ...........       22,085       30,664
                                                  -------      -------
     Realized and Unrealized Gain (Loss) on
      Investments (Notes 1 and 3)
      Realized net loss on securities  .....       (2,091)        (593)
      Realized net loss on foreign
        currency transactions ..............          (17)         ---
                                                  -------      -------
        Realized net loss on investments ...       (2,108)        (593)
      Unrealized appreciation (depreciation)
        in value of securities
        during the period ..................        5,399      (36,307)
                                                  -------      -------
         Net gain (loss) on investments  ...        3,291      (36,900)
                                                  -------      -------
           Net increase (decrease) in
            net assets resulting
            from operations  ...............      $25,376     $ (6,236)
                                                  =======      =======
     *Not shown due to rounding.
                         See notes to financial statements.

     WADDELL & REED ADVISORS BOND FUND
     STATEMENT OF CHANGES IN NET ASSETS
      (In Thousands)

                                           For the     For the fiscal
                                           fiscal        year ended
                                        period ended  December 31,
                                        September 30, -----------------
                                            2000        1999      1998
                                          ---------    ------    ------
     Increase (decrease) in Net Assets
       Operations:
          Net investment income ........    $22,085  $ 30,664  $ 31,745
          Realized net gain (loss)
            on investments  ............     (2,108)      (593)   4,756
          Unrealized appreciation
            (depreciation)  ............      5,399    (36,307)   1,500
                                           --------  --------  --------
            Net increase (decrease) in net
               assets resulting
               from operations .........     25,376    (6,236)   38,001
                                           --------  --------  --------
       Distributions to shareholders
          from net investment income (Note 1D):*
          Class A ......................    (21,557)  (30,472)  (31,553)
          Class B ......................       (158)       (9)      ---
          Class C ......................        (28)       (1)      ---
          Class Y ......................       (129)     (148)     (359)
                                           --------  --------  --------
                                            (21,872)  (30,630)  (31,912)
                                           --------  --------  --------
       Capital share transactions (Note 5)   (4,889)  (14,788)   22,363
                                           --------  --------  --------
          Total increase (decrease)  ...     (1,385)  (51,654)   28,452
     Net Assets
       Beginning of period  ............    505,494   557,148   528,696
                                           --------  --------  --------
       End of period  ..................   $504,109  $505,494  $557,148
                                           ========  ========  ========
          Undistributed net investment
            income  ....................       $433      $237      $203
                                               ====      ====      ====

                    *See "Financial Highlights" on pages 18 - 21.

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     WADDELL & REED ADVISORS BOND FUND
     Class A Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:

                       For the
                   fiscal period  For the fiscal year ended December 31,
                         ended    --------------------------------------
                        9/30/00     1999   1998    1997   1996    1995
                      ----------   -----  -----   -----  -----   -----
     Net asset value,
      beginning of period $5.97  $6.39   $6.32  $6.14   $6.34     $5.62
                           ----    ----   ----    ----   ----    ----
     Income (loss) from investment
      operations:
      Net investment income0.27   0.35    0.38   0.39    0.39     0.40
      Net realized and
        unrealized gain
        (loss) on
        investments .....   0.04   (0.42)  0.07    0.19  (0.20)   0.72
                           ----    ----   ----    ----   ----    ----
     Total from investment
      operations  .......   0.31   (0.07)  0.45    0.58   0.19    1.12
                           ----    ----   ----    ----   ----    ----
     Less distributions from
      net investment income(0.27) (0.35)  (0.38) (0.40)  (0.39) (0.40)
                           ----    ----   ----    ----   ----    ----
     Net asset value,
      end of period  ....  $6.01   $5.97  $6.39   $6.32  $6.14   $6.34
                          =====   =====  =====   =====  =====   =====
     Total return* ......   5.24%  -1.08%  7.27%   9.77%  3.20%  20.50%
     Net assets, end of
      period (in
      millions)  ........   $493    $501   $551    $524   $519    $563
     Ratio of expenses to
      average net assets    1.02%**0.95%   0.84%  0.77%   0.77%    0.74%
     Ratio of net investment
      income to average
      net assets  .......   6.00%** 5.72%  5.88%   6.34%  6.34%   6.54%
     Portfolio turnover
      rate  .............  23.21%  34.12% 33.87%  35.08% 55.74%  66.38%

      *Total return calculated without taking into account the sales load deducted on an initial purchase.
     **Annualized.

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     WADDELL & REED ADVISORS BOND FUND
     Class B Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:

                                        For the
                        For the          period
                         fiscal            from
                         period         9/9/99*
                          ended         through
                        9/30/00         12/31/99
                       ---------        -------
     Net asset value,
      beginning of period $5.97          $6.05
                           ----           ----
     Income from investment
      operations:
      Net investment income0.23           0.10
      Net realized and
        unrealized gain (loss)
        on investments ..   0.04          (0.08)
                           ----           ----
     Total from investment
      operations  .......   0.27           0.02
                           ----           ----
     Less distributions from
      net investment income(0.23)         (0.10)
                           ----           ----
     Net asset value,
      end of period  ....  $6.01          $5.97
                           ====           ====
     Total return .......   4.56%          0.30%
     Net assets, end of
      period (in
      millions)  ........     $7             $2
     Ratio of expenses to
      average net assets    1.90%**        1.91%**
     Ratio of net investment
      income to average
      net assets  .......   5.12%**        4.93%**
     Portfolio turnover
      rate  .............  23.21%         34.12%**

      *Commencement of operations.
     **Annualized.

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     WADDELL & REED ADVISORS BOND FUND
     Class C Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:

                                        For the
                        For the          period
                         fiscal            from
                         period         9/9/99*
                          ended         through
                        9/30/00         12/31/99
                       ---------        -------
     Net asset value,
      beginning of period $5.96          $6.05
                           ----           ----
     Income from investment
      operations:
      Net investment
        income              0.22           0.10
      Net realized and
        unrealized gain (loss)
        on investments ..   0.05          (0.09)
                           ----           ----
     Total from investment
      operations  .......   0.27           0.01
                           ----           ----
     Less distributions from
      net investment income(0.22)         (0.10)
                           ----           ----
     Net asset value,
      end of period  ....  $6.01          $5.96
                           ====           ====
     Total return .......   4.64%          0.13%
     Net assets, end of
      period (in
      thousands)  ....... $1,382           $289
     Ratio of expenses to
      average net assets   1.95%**        1.98%**
     Ratio of net investment
      income to average
      net assets  .......   5.07%**        4.87%**
     Portfolio turnover
      rate  .............  23.21%         34.12%**

      *Commencement of operations.
     **Annualized.

                         See notes to financial statements.

     FINANCIAL HIGHLIGHTS OF
     WADDELL & REED ADVISORS BOND FUND
     Class Y Shares
     For a Share of Capital Stock Outstanding
     Throughout Each Period:

                        For the
                         fiscal            For the fiscal year For the
                         period             ended December 31,period from
                          ended-------------------------------- 6/19/95* to
                        9/30/00     1999   1998    1997   1996 12/31/95
                        -------    -----  -----   -----   ---- ---------
     Net asset value,
      beginning of period $5.97  $6.39   $6.32  $6.14   $6.34     $6.11
                           ----    ----   ----    ----   ----    ----
     Income (loss) from investment
      operations:
      Net investment income0.28   0.40    0.39   0.42    0.40     0.21
      Net realized and
        unrealized gain (loss)
        on investments ..   0.04   (0.45)  0.07    0.17  (0.20)   0.22
                           ----    ----   ----    ----   ----    ----
     Total from investment
      operations  .......   0.32   (0.05)  0.46    0.59   0.20    0.43
                           ----    ----   ----    ----   ----    ----
     Less distributions from
      net investment income(0.28) (0.37)  (0.39) (0.41)  (0.40) (0.20)
                           ----    ----   ----    ----   ----    ----
     Net asset value,
      end of period  ....  $6.01   $5.97  $6.39   $6.32  $6.14   $6.34
                           ====    ====   ====    ====   ====    ====
     Total return .......   5.47%  -0.81%  7.54%   9.91%  3.35%   7.20%
     Net assets, end of
      period (in
      millions)  ........     $3      $2     $6      $5    $12      $3
     Ratio of expenses to
      average net assets    0.72%**0.69%   0.61%  0.64%   0.62%   0.63%**
     Ratio of net investment
      income to average
      net assets  .......   6.30%** 6.00%  6.10%   6.48%  6.52%   6.41%**
     Portfolio turnover
      rate  .............  23.21%  34.12% 33.87%  35.08% 55.74%  66.38%**

      *Commencement of operations.
     **Annualized.

                         See notes to financial statements.

     WADDELL & REED ADVISORS BOND FUND, INC.
     NOTES TO FINANCIAL STATEMENTS
     SEPTEMBER 30, 2000

     NOTE 1 -- Significant Accounting Policies

          Waddell & Reed Advisors Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. Waddell & Reed Advisors Bond Fund (the "Fund) is one of those mutual funds and is the only fund included in these financial statements. Its investment objective is to provide a reasonable return with emphasis on preservation of capital, by investing primarily in domestic debt securities usually of investment grade bonds. Effective for the fiscal period ended September 30, 2000, the Fund changed its fiscal year end for both financial reporting and Federal income tax purposes to September 30 from December 31. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security valuation -- Each convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

     B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums and post-1984 market discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

     C. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes.
          See Note 4 -- Federal Income Tax Matters.

     D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

          The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     NOTE 2 -- Investment Management and Payments to Affiliated Persons

          The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by the Fund at the annual rates of 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. The Fund accrues and pays the fee daily.

          Pursuant to assignment of the Investment Management Agreement between the Corporation and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Corporation's investment manager.

          The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                               Accounting Services Fee
                       Average
                    Net Asset Level           Annual Fee
               (all dollars in millions) Rate for Each Level
               ------------------------- -------------------
                From $    0 to $   10          $      0
                From $   10 to $   25          $ 11,000
                From $   25 to $   50          $ 22,000
                From $   50 to $  100          $ 33,000
                From $  100 to $  200          $ 44,000
                From $  200 to $  350          $ 55,000
                From $  350 to $  550          $ 66,000
                From $  550 to $  750          $ 77,000
                From $  750 to $1,000          $ 93,500
                     $1,000 and Over           $110,000

     In addition, for each class of shares in excess of one, the Fund pays WARSCO a monthly per-class fee equal to 2.5% of the monthly base fee.

     Prior to September 1, 2000, the Accounting Services Agreement was as shown in the following table.
                               Accounting Services Fee
                       Average
                    Net Asset Level           Annual Fee
               (all dollars in millions) Rate for Each Level
               ------------------------- -------------------
                From $    0 to $   10          $      0
                From $   10 to $   25          $ 10,000
                From $   25 to $   50          $ 20,000
                From $   50 to $  100          $ 30,000
                From $  100 to $  200          $ 40,000
                From $  200 to $  350          $ 50,000
                From $  350 to $  550          $ 60,000
                From $  550 to $  750          $ 70,000
                From $  750 to $1,000          $ 85,000
                     $1,000 and Over           $100,000

          For Class A, Class B and Class C shares, the Fund pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.6125 for each shareholder account which was in existence at any time during the prior month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

          Prior to September 1, 2000, for Class A, Class B and Class C shares, the Fund paid WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month.

          As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $766,529. During the period ended September 30, 2000, W&R received $4,677 and $388 in deferred sales charges for Class B shares and Class C shares, respectively. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $561,525 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

          Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

          Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, the Fund may pay W&R, on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

          The Fund paid Directors' fees of $11,585, which are included in other expenses.

          W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

     NOTE 3 -- Investment Security Transactions

          Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $42,748,959, while proceeds from maturities and sales aggregated $40,945,101. Purchases of short-term securities and U.S. Government obligations aggregated $1,022,960,608 and $67,271,121, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government obligations aggregated $1,032,086,677 and $77,088,669, respectively.

          For Federal income tax purposes, cost of investments owned at September 30, 2000 was $494,702,318, resulting in net unrealized depreciation of $7,472,037, of which $4,500,274 related to appreciated securities and $11,972,311 related to depreciated securities.

     NOTE 4 -- Federal Income Tax Matters

          For Federal income tax purposes, the Fund realized capital losses of $2,794,914 during the fiscal period ended September 30, 2000, which included the effect of certain losses recognized from the prior year (see discussion below). Capital loss carryovers aggregated $21,109,845 at September 30, 2000, and are available to offset future realized capital gain net income for Federal income tax purposes but will expire if not utilized as follows: $18,234,028 at September 30, 2002; $80,903 at September 30, 2003; and $2,794,914 at September 30, 2008.

          Internal Revenue Code regulations permit the Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). During the fiscal period ended September 30, 2000, the Fund recognized post-October losses of $655,692 that had been deferred from the year ended December 31, 1999.

     NOTE 5 -- Multiclass Operations

          The Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Corporation.

          Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.
          Transactions in capital stock are summarized below. Amounts are in thousands.

                                 For the
                           fiscal period        For the fiscal
                                   ended    year ended December 31,
                           September 30,  --------------------------
                                    2000          1999          1998
                            ------------  ------------  ------------
     Shares issued from sale
      of shares:
      Class A  ............       90,616        74,231        31,835
      Class B .............          900           333           ---
      Class C .............          209            62           ---
      Class Y  ............          166           357           217
     Shares issued from
      reinvestment of dividends:
      Class A  ............        3,236         4,402         4,342
      Class B .............           26             1           ---
      Class C .............            5           ---*          ---
      Class Y  ............           19            23            57
     Shares redeemed:
      Class A  ............      (95,812)      (80,926)      (32,844)
      Class B .............          (86)          (45)          ---
      Class C .............          (32)          (14)          ---
      Class Y  ............         (107)         (917)          (96)
                                  ------        ------        ------
     Increase (decrease) in outstanding
      capital shares ......         (860)       (2,493)        3,511
                                  ======        ======        ======
     Value issued from sale
      of shares:
      Class A  ............     $540,696      $455,677      $202,677
      Class B .............        5,367         2,000           ---
      Class C .............        1,247           372           ---
      Class Y  ............          993         2,207         1,379
     Value issued from
      reinvestment of dividends:
      Class A  ............       19,277        27,368        27,530
      Class B .............          157             9           ---
      Class C .............           28             1           ---
      Class Y  ............          113           141           359
     Value redeemed:
      Class A  ............     (571,422)     (496,408)     (208,970)
      Class B .............         (515)         (266)          ---
      Class C .............         (193)          (81)          ---
      Class Y  ............         (637)       (5,808)         (612)
                                --------      --------      --------
     Increase (decrease) in outstanding
      capital  ............      $(4,889)     $(14,788)      $22,363
                                ========      ========       =======

     INDEPENDENT AUDITORS' REPORT

     The Board of Directors and Shareholders,
     Waddell & Reed Advisors Funds, Inc.:


     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Waddell & Reed Advisors Bond Fund (the "Fund"), (one of the mutual funds comprising Waddell & Reed Advisors Funds, Inc., as of September 30, 2000, and the related statements of operations for the fiscal period then ended and the fiscal year ended December 31, 1999, the statements of changes in net assets for the fiscal period ended September 30, 2000, and each of the two fiscal years in the period ended December 31, 1999, and the financial highlights for the fiscal period ended September 30, 2000, and for each of the five fiscal years in the period ended December 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Waddell & Reed Advisors Bond Fund as of September 30, 2000, the results of its operations for the fiscal period then ended and the fiscal year ended December 31, 1999, the changes in its net assets for the fiscal period ended September 30, 2000 and each of the two fiscal years in the period ended December 31, 1999, and the financial highlights for the fiscal period ended September 30, 2000, and for each of the five fiscal years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America.




     Deloitte & Touche LLP
     Kansas City, Missouri
     November 3, 2000

     INCOME TAX INFORMATION
     September 30, 2000

     The amounts of the dividends below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which the dividends were received or reinvested.

                             PER-SHARE AMOUNTS REPORTABLE AS:
               ---------------------------------------------------------
                         For Individuals           For Corporations
                       -------------------------------------------------------
       Record         OrdinaryLong-Term                 Non- Long-Term
         Date    Total  IncomeCapital GainQualifyingQualifyingCapital Gain
     ----------- -------------   -------- ----------------------------
                                       Class A
     01-12-00  $0.0290 $0.0290       $---     $---   $0.0290      $---
     02-09-00    .0290   .0290        ---      ---     .0290       ---
     03-15-00    .0290   .0290        ---      ---     .0290       ---
     04-12-00    .0290   .0290        ---      ---     .0290       ---
     05-10-00    .0290   .0290        ---      ---     .0290       ---
     06-14-00    .0300   .0300        ---      ---     .0300       ---
     07-12-00    .0300   .0300        ---      ---     .0300       ---
     08-09-00    .0300   .0300        ---      ---     .0300       ---
     09-13-00    .0300   .0300        ---      ---     .0300       ---
                ------ -------       ----  -------   -------      ----
     Total     $0.2650 $0.2650       $---     $---   $0.2650      $---
                ====== =======       ====  =======   =======      ====
                                       Class B
     01-12-00  $0.0260 $0.0260       $---     $---   $0.0260      $---
     02-09-00    .0240   .0240        ---      ---     .0240       ---
     03-15-00    .0240   .0240        ---      ---     .0240       ---
     04-12-00    .0250   .0250        ---      ---     .0250       ---
     05-10-00    .0250   .0250        ---      ---     .0250       ---
     06-14-00    .0250   .0250        ---      ---     .0250       ---
     07-12-00    .0260   .0260        ---      ---     .0260       ---
     08-09-00    .0260   .0260        ---      ---     .0260       ---
     09-13-00    .0250   .0250        ---      ---     .0250       ---
                ------ -------       ----  -------   -------      ----
     Total     $0.2260 $0.2260       $---     $---   $0.2260      $---
                ====== =======       ====  =======   =======      ====
                                       Class C
     01-12-00  $0.0240 $0.0240       $---     $---   $0.0240      $---
     02-09-00    .0240   .0240        ---      ---     .0240       ---
     03-15-00    .0240   .0240        ---      ---     .0240       ---
     04-12-00    .0240   .0240        ---      ---     .0240       ---
     05-10-00    .0250   .0250        ---      ---     .0250       ---
     06-14-00    .0240   .0240        ---      ---     .0240       ---
     07-12-00    .0260   .0260        ---      ---     .0260       ---
     08-09-00    .0260   .0260        ---      ---     .0260       ---
     09-13-00    .0240   .0240        ---      ---     .0240       ---
                ------ -------       ----  -------   -------      ----
     Total     $0.2210 $0.2210       $---     $---   $0.2210      $---
                ====== =======       ====  =======   =======      ====
                                       Class Y
     01-12-00  $0.0300 $0.0300       $---     $---   $0.0300      $---
     02-09-00    .0300   .0300        ---      ---     .0300       ---
     03-15-00    .0310   .0310        ---      ---     .0310       ---
     04-12-00    .0300   .0300        ---      ---     .0300       ---
     05-10-00    .0300   .0300        ---      ---     .0300       ---
     06-14-00    .0320   .0320        ---      ---     .0320       ---
     07-12-00    .0320   .0320        ---      ---     .0320       ---
     08-09-00    .0310   .0310        ---      ---     .0310       ---
     09-13-00    .0320   .0320        ---      ---     .0320       ---
                ------ -------       ----  -------   -------      ----
     Total     $0.2780 $0.2780       $---     $---   $0.2780      $---
                ====== =======       ====  =======   =======      ====

     CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

     The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

     Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

     CORPORATION DIRECTORS
     Keith A. Tucker, Overland Park, Kansas, Chairman of the Board James M. Concannon, Topeka, Kansas
     John A. Dillingham, Kansas City, Missouri
     David P. Gardner, San Mateo, California
     Linda K. Graves, Topeka, Kansas
     Joseph Harroz, Jr., Norman, Oklahoma
     John F. Hayes, Hutchinson, Kansas
     Robert L. Hechler, Overland Park, Kansas
     Henry J. Herrmann, Overland Park, Kansas
     Glendon E. Johnson, Miami, Florida
     William T. Morgan, Coronado, California
     Ronald C. Reimer, Mission Hills, Kansas
     Frank J. Ross, Jr., Kansas City, Missouri
     Eleanor B. Schwartz, Kansas City, Missouri
     Frederick Vogel III, Milwaukee, Wisconsin

     SELECTED CORPORATION OFFICERS
     James C. Cusser, Vice President
     Robert L. Hechler, President
     Henry J. Herrmann, Vice President
     Theodore W. Howard, Vice President and Treasurer
     Kristen A. Richards, Vice President and Secretary
     Daniel C. Schulte, Vice President









     To all traditional IRA Planholders:

     As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

     The Waddell & Reed Advisors Group of Mutual Funds

     Waddell & Reed Advisors Accumulative Fund
     Waddell & Reed Advisors Asset Strategy Fund, Inc. Waddell & Reed Advisors Bond Fund
     Waddell & Reed Advisors Cash Management, Inc.
     Waddell & Reed Advisors Continental Income Fund, Inc. Waddell & Reed Advisors Core Investment Fund
     Waddell & Reed Advisors Global Bond Fund, Inc.
     Waddell & Reed Advisors Government Securities Fund, Inc. Waddell & Reed Advisors High Income Fund, Inc.
     Waddell & Reed Advisors International Growth Fund, Inc. Waddell & Reed Advisors Municipal Bond Fund, Inc. Waddell & Reed Advisors Municipal High Income Fund, Inc. Waddell & Reed Advisors New Concepts Fund, Inc.
     Waddell & Reed Advisors Retirement Shares, Inc.
     Waddell & Reed Advisors Science and Technology Fund Waddell & Reed Advisors Small Cap Fund, Inc.
     Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. Waddell & Reed Advisors Vanguard Fund, Inc.











     FOR MORE INFORMATION:
     Contact your representative, or your
     local office as listed on your
     Account Statement, or contact:
       WADDELL & REED
       CUSTOMER SERVICE
       6300 Lamar Avenue
       P.O. Box 29217
       Shawnee Mission, KS  66201-9217
       (888)-WADDELL
       (888)-923-3355

     Our INTERNET address is:
       http://www.waddell.com

     NUR1020A(9-00)

     For more complete information regarding any of the mutual funds in Waddell & Reed Advisors Funds, including charges and expenses, please obtain the Fund's prospectus by calling or writing to the number or address listed above. Please read the prospectus carefully before investing.